EXHIBIT 99.1


     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with this quarterly report of Possis Medical, Inc. on Form 10Q for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Robert G. Dutcher, Chief Executive Officer of Possis Medical, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Possis Medical, Inc.




June 16, 2003                      /s/
                              Robert G. Dutcher
                              Chairman, President and
                              Chief Executive Officer


     A signed original of this written statement required by Section 906 has been provided to Possis Medical, Inc. and will be retained by Possis Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with this quarterly report of Possis Medical, Inc. on Form 10Q for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Eapen Chacko, Chief Financial Officer of Possis Medical, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Possis Medical, Inc.




June 16, 2003                      /s/
                              Eapen Chacko
                              Chief Financial Officer
                              Vice President of Finance


     A signed original of this written statement required by Section 906 has been provided to Possis Medical, Inc. and will be retained by Possis Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.